UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
         --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 22, 2004


                                   KADANT INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                             1-11406                          52-1762325
(State or Other              (Commission File Number)              (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)

                                 (978) 776-2000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                   KADANT INC.

Item 2.05  Costs Associated with Exit or Disposal Activities.

      On November 22, 2004, Kadant Inc. (the "Company") issued a press release announcing approval on November 18, 2004, of a proposed restructuring of the Company's Kadant Lamort subsidiary, based in Vitry-le-Francois, France. This restructuring was initiated to strengthen Kadant Lamort's competitive position in the European paper industry. Under French law, the proposed restructuring requires consultation with Kadant Lamort's workers' council, which consists of employees and trade union representatives, before implementation. The restructuring primarily includes the reduction of 136 full-time positions in France, and is expected to be implemented over the next six months. The Company estimates that it will accrue a restructuring charge for severance and associated costs of the workforce reduction of between $6 million and $10 million in the fourth quarter of 2004 and that these costs will result in cash expenditures within the next twelve months. The Company is also evaluating the effects of this restructuring on the retirement plan at Kadant Lamort and will record an adjustment to the associated liability, if any, consistent with accounting principles generally accepted in the United States.

      The foregoing summary description of the content of the press release is qualified in its entirety by reference to the press release, the full text of which is attached as an exhibit to this Form 8-K.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: Except for historical information, the matters discussed in this filing on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, including without limitation the Company's intentions, beliefs, expectations and predictions, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. These include forward-looking statements regarding the potential improvement or recovery of the paper industry; our projected operations; the future performance of our businesses; the estimated size, cost, and timing of the implementation of the restructuring; estimated annualized savings from the restructuring; and future profitability and competitiveness of the French operation. These risks and uncertainties are detailed by the Company in its filings with the Unites States Securities and Exchange Commission ("SEC"), including without limitation its most recent filing on Form 10-Q for the period ended October 2, 2004. These include risks and uncertainties relating to our dependence on the pulp and paper industry; international sales and operations; competition; ability to manufacture and distribute composite building products, and the seasonality in sales and the long-term performance of such products; availability of raw materials and exposure to commodity price fluctuations related to the manufacture of composite and fiber-based products; acquisition strategy; protection of patents and proprietary rights; fluctuations in quarterly operating results; and anti-takeover provisions. You are strongly urged to review all such filings for more detailed discussion of such risks and uncertainties. The Company's SEC filings are readily obtainable at no charge at www.sec.gov.

Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits

      No.          Description
      ---          -----------

      99.1         Press Release dated November 22, 2004


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                                   KADANT INC.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KADANT INC.


Date: November 22, 2004   By: /s/ Thomas M. O'Brien
                              --------------------------------------------------
                              Thomas M. O'Brien
                              Executive Vice President, Chief Financial Officer, and Treasurer



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